EXHIBIT 10.2

AMENDED  AND  RESTATED  CONSULTING  AGREEMENT


This AMENDED AND RESTATED CONSULTING AGREEMENT (the "Agreement") is made as of October 12, 2001 (the "Effective Date"), by and between PRO2, SQUARED, INC., a Texas corporation doing business as Pro , Inc. (the "Company"), and TIMOTHY J. CONNOLLY, an individual residing in Houston, Harris County, Texas ("Consultant").

                                   WITNESSETH:
                                   -----------


     WHEREAS, Craig Crawford d/b/a Pro2 Consulting ("Crawford") and Consultant executed that certain Consulting Agreement dated June 15, 2001 (the "Original Consulting Agreement"), whereby Consultant agreed to provide certain consulting services to Crawford;

     WHEREAS, Crawford subsequently formed the Company and transferred his consulting business and assets, including the Original Consulting Agreement, to the Company;

     WHEREAS, the Company and Consultant desire to amend and restate the Original Consulting Agreement to provide for the correct names of the contracting parties and to amend certain terms and provisions thereof,

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties covenant and agree as follows:

     1  .  Engagement.  The  Company  hereby  engages Consultant, and Consultant
           ----------
hereby accepts the engagement with the Company on the terms and conditions set forth in this Agreement.

     2.     Term  of  Engagement.  The term of Consultant's engagement hereunder
            --------------------
(the "Term") shall commence as of June 15, 2001, and shall continue (subject to termination as hereinafter provided) until December 31, 2003 (the "Expiration
Date"). At the expiration of the Term, the Company shall have no further obligation to Consultant other than payment of any earned and unpaid fees under
Section 4(a), the payment of reimbursable amounts pursuant to Section 4(b), and any rights under the Warrant (as herein defined), and Consultant shall have no further obligation to the Company. Notwithstanding the foregoing, in the event the Company requests additional services after the Expiration Date, the providing of such services shall continue to be subject to the Agreement.

3.     DUTIES.
       -------

(a) During the term hereof, Consultant shall provide and performing for the Company an average of two (2) Consulting Days of services that generally conform to the description  of  services  contained on EXHIHIT "A" attached hereto and that are
                                        -----------
designated by the President or principal of the Company from time to time. Consultant agrees to provide to the Company a monthly description of the services performed. Consultant shall retain full direction and control of the means and methods by which Consultant performs the above services and of the places at which such services are to be rendered.

     (b) All consulting services hereunder shall be performed by Consultant, or such individual as is directed by Consultant and directly supervised by Consultant.

4.     COMPENSATION  AND  OTHER  BENEFITS
       ----------------------------------

     (a) As compensation for all services rendered by Consultant in performance of Consultant's duties or obligations under this Agreement, the Company shall pay Consultant $12,500 on signing this agreement, and an aggregate fee of $5,000 per month during the Tenn. Amounts due hereunder shall be due and payable three (3) months in advance, beginning June 15, 2001; provided however, until such time as a factoring line of credit, loan funding, or equity placement of at least $100,000 has been funded, all amounts due hereunder shall accrue, but not be paid. Once the funding has been made, all amounts accrued hereunder shall be immediately payable and all amounts thereafter due hereunder shall be payable as described herein. For purposes of this Agreement, "Consulting Day" shall mean the providing of eight hours of consulting services to the Company by Consultant (excluding travel time). The Consultant shall have the option to receive, in lieu of the cash compensation provided for in this Section 4(a), such number of shares of common stock of the Company, par value $0.0001 ("Company Stock"), with a value equal to the cash compensation due to Consultant. The value of each share of Company Stock shall be equal to the greater of (i) $0.01 and (ii) the lowest price per share at which any shares of Company Stock were sold between June 15, 2001, and March 31, 2002. The Company shall have the obligation to immediately register under an S-8 registration an adequate number of shares of Company Stock under this formula to provide free trading shares to the Consultant for all sums due under this Agreement.

     (b) The Company shall reimburse Consultant for all expenses reasonably incurred by Consultant in connection with performing services hereunder, including, without limitation, business class travel and other business expenses and costs. Amounts reimbursable by the Company to Consultant hereunder shall be paid by the Company to Consultant within fifteen (I 5) days after receipt by the Company of Consultant's invoice therefore. Consultant shall not spend more than $500 per month without the express consent of the Company.

     5.     WARRANT.  As  a  further  inducement  to  Consultant  to  accept the
            --------
consulting engagement upon the terms set forth herein and in consideration of Consultant's execution of this Agreement, Consultant shall be issued a warrant (the "Warrant") to purchase 100,000 shares of Company Stock at a price per share equal to the greater of (i) $0.01 and (ii) the lowest price per share at which any shares of Company Stock were sold between June 15, 2001, and March 31, 2002. The Company is executing on even date herewith a Warrant Agreement evidencing the issuance of the Warrant, a copy of the form of which is attached hereto as EXHIBIT "B" . The Company Stock underlying the Warrant shall be registered under an S-8 registration as soon after the issuance of the Warrant as is reasonably practicable, and the Company shall diligently pursue the registration process through completion.

     6.     REMEDIES; INJUNCTION. In the event of  a  breach by of any of the
            ----------------------
provisions of this Agreement, Consultant agrees that the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to seek a permanent injunction in order to prevent or restrain any such breach by Consultant.

     7.     NOTICES. Any notice, demand or  request  which  may  be permitted,
            --------
required or desired to be given in connection therewith shall be given in writing and directed to the Company and Consultant as follows:

If  to  the  Company,  at:          1770  St  James  Place,  Suite  115
                                    Houston,  Texas  77056
                     Attention:     Craig  Crawford

or,  if  to  Consultant,  at:       1770  St.  James  Place,  Suite  115
                                    Houston,  Texas  77056

Notices shall be deemed properly delivered and received when and if either: (i) personally delivered; (ii) delivered by nationally-recognized overnight courier; or (iii) when deposited in the U.S. Mail, by registered or certified mail, return receipt requested, postage prepaid. Any party may change its notice address for purposes hereof to any address within the continental United States by giving written notice of such change to the other parties hereto at least fifteen days prior to the intended effective date of such change.

     8.     SEVERABILITY.  If  any  provision  of  this Agreement is rendered or
            ------------
declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Company and Consultant shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all the remaining provisions of this Agreement shall remain in full force and effect.

     9.     ASSIGNMENT. This Agreement may not be assigned by any party without
            -----------
the  prior  written  consent  of  the  other  parties.

     10.     BANDING  AGREEMENT. This Agreement  shall be binding upon and shall
             -------------------
inure to the benefit of the parties hereto, and their respective legal representatives, heirs, successors and permitted assigns.

     11.     ATTORNEY'S  FEES. In the  event  of ANY dispute between the parties
             -----------------
regarding this Agreement, the prevailing party shall be entitled to be reimbursed for such prevailing party's attorney's fees and costs of court by the non-prevailing party.

              12. AGREEMENT READ, UNDERSTOOD AND FAIR. Consultant has carefully read and considered all provisions of this Agreement and agrees that all of the restrictions set forth are fair and reasonable and are reasonably required for the protection of the interests of the Company.

     13.     INDEPENDENT CONTRACTOR. Consultant shall operate at all times as an
             ------------------------
independent contractor of the Company, and is in no way considered an employee of he Company. This Agreement does not authorize the Consultant to act for the Company as its agent or to make commitments on behalf of the Company.

     14.     AMENDMENTS. This Agreement may not be modified or amended except by
             -----------
an instrument in writing, signed by the Consultant and by a duly authorized representative of the Company.

     15.     ARBITRATION - AGREEMENT: All disputes,  claims, and/or requests for
             ------------------------
specific contractual performance, or other equitable relief, or damages or any other matters in question between the parties arising out of this agreement shall be submitted for arbitration, solely. Demand shall be submitted for arbitration, solely. Demand shall be made to the American Arbitration Association and shall be conducted in Houston, Texas by a one-person arbitrator, unless the parties mutually agree otherwise. Arbitration shall be in accordance with the commercial rules of the American Arbitration Association. The Award of the Arbitrator shall be final and judgment may be entered upon it in any court having jurisdiction thereof, and the prevailing party shall be entitled to costs and reasonable attorney's fees arising out of such arbitration.

     16.     ENTIRE  AGREEMENT. The terms  of this Agreement are intended by the
             ------------------
parties to be the final expression of their agreement with respect to the retention of Consultant by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its ten-ns and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WBEREOF, the parties have executed this Agreement on this day of October, 2001.

                                       THE COMPANV:
                                       ------------
                                       PRO SQUARED, INC.
                                       By:

                                       Craig Crawford



                                       Consultant
                                       TIMOTHY CONNOLLY

                                   EXHIBIT "B"
                                   -----------

                            FORM OF WARRANT AGREEMENT
                            -------------------------

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, TIUS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.
                        WARRANT TO PURCHASE COMMON STOCK
                             OF    PRO SQUARED, INC.

VOID  AFTER                     ________ 2001

     This certifies that TIMOTHY J. CONNOLLY, an individual residing in Houston, Harris County, Texas ("Connolly"), is entitled to purchase at any time on or prior to 2001, ONE HUNDRED THOUSAND (100,000) Shares of fully paid and non assessable shares of Common Stock, $0.0001 par value (the "Common Stock"), of Pro Squared, Inc., a Texas corporation doing business as Pro2, Inc. (the "Company"), at a price per share equal to the greater of (i) $0.01 per share or
(ii) the lowest price, per share at which any shares of Common Stock were sold between the date of issuance of the Warrant and March 31, 2002. This Warrant may be exercised by surrendering this Warrant with the subscription form hereinafter set forth fully executed, at the principal office of the Company in Houston, Texas, accompanied by payment of the full purchase price of the shares so purchased in cash, and upon compliance with and subject to the conditions set forth herein. The purchase price per share and the number of shares covered by this Warrant are subject to adjustment from time to time as hereinafter set forth.

     The purchase price per share of Common Stock from time to time in effect under this Warrant, and the number and character of shares covered hereby, shall be subject to adjustments from time to time in certain instances as follows, and the term "Warrant Price" shall mean the price per share originally set forth in this Warrant or any price resulting from adjustments pursuant to the terms hereof.

            3. In case the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or shall issue in exchange for its outstanding shares of

                                        3

Common Stock a greater number of shares of Common Stock, then in each such case from and after the record date for such subdivision or exchange, the number of shares of Common Stock covered by this Warrant shall be increased in proportion to such increase in the number of outstanding shares of Common Stock, and the Warrant Price then in effect shall be correspondingly decreased; and if the Company shall reduce the number of shares of its Common Stock by a combination of shares or shall issue in exchange for its outstanding shares of Common Stock a lesser number of shares of Common Stock, then in each such case from and after the record date for such combination or exchange, the number of shares of Common Stock covered by this Warrant shall be decreased in proportion to such reduction in the number of outstanding shares of Common Stock, and the then prevailing Warrant Price shall be correspondingly increased.

     4. In case the Company shall declare and pay a dividend upon its Common Stock payable in Common Stock, then in each such case from and after the record date for determining the stockholders entitled to receive such dividend, the number of shares of Common Stock covered by this Warrant shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such stock dividend, and the then prevailing Warrant Price shall be correspondingly decreased.

     5. In case of any reclassification or change of outstanding shares of Common Stock (other than as a result of a subdivision, combination or stock dividend) or in case of the consolidation or merger of the Company with or into any other corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change in its outstanding shares of Common Stock), or in case of any sale by the Company of all or substantially all of its assets to another corporation, the holder of this Warrant shall have the right thereafter to receive upon exercise hereof the amount and kind of shares of capital stock and other securities and property entitled to be received upon such reclassification, change, consolidation, merger or sale by a holder of the number of shares of Common
Stock of the Company covered by such Warrant at the then prevailing Warrant Price, subject to subsequent adjustments as provided herein.

6.     In  case  at  any  time:
           (a)     the Company shall declare any dividend upon its Common
Stock  or  make  any  other  distribution to the holders of its Common Stock; or

          (b) the Company shall propose to offer for subscription to the holders of its Common Stock any additional shares of stock of any class of any other securities or rights; or

          (c) the Company shall propose any reclassification or change of outstanding shares of Common Stock, or any consolidation or merger of the
Company or any sale by    the Company of its assets to which paragraphs 1, 2 or
3 would be applicable, then, in any one or more of such cases, the Company shall cause at least twenty (20) days' prior notice to be mailed to the registered holder of this Warrant on the date on which the books of the Company shall close or a

                                        4


record shall be taken for such dividend, distribution or subscription rights, or for a vote upon such reclassification, change, consolidation, merger or sale, as the case may be. In addition, the Company shall mail to the registered holder of this Warrant copies of each report of communication of the Company mailed to the holders of its Common Stock simultaneously with such mailing to holders of Common Stock.

     7. (a) As a condition precedent to the taking of any action which would cause an adjustment reducing the Warrant Price below the then par value of the shares of Common Stock issuable upon the exercise hereof, the Company will take such corporate action as may be necessary in order that it may validly and legally issue fully paid and non assessable shares of such Common Stock at such adjusted Warrant Price.

     (b) No adjustment shall be made in the number of shares purchasable upon exercise of this Warrant in any case in which the adjustment would result in a change of less than 2/100ths of a share of Common Stock, as such Common Stock is constituted immediately subsequent to the event giving rise to the proposed adjustment, except that any action taken by the Company which otherwise would occasion an adjustment in an amount less than 2/100ths of a share shall be carried forward and taken into account at the time of any subsequent adjustment in the number of shares purchasable hereunder.

     8. (a) This Warrant or any security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the 1933 Act.

     (b) The Company may cause the legends set forth at the top of the first page hereof to be set forth on each Warrant and the following legend to be set forth on each certificate representing Common Stock issued upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend IS unnecessary:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR THE OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

     9. (a) This Warrant may be exercised for all or part of the shares covered hereby. In the event of a partial exercise of this Warrant, the Company will issue to the holder hereof the number of shares of Common Stock purchased under this Warrant, together with a new, similar Warrant for the unused portion. This Warrant may be subdivided into or combined with similar Warrants at any time, at the option of the holder hereof, at the principal office of the Company in Houston, Texas.
                                        5


     (b) The Company shall not be required to issue fractional shares of Common Stock upon any exercise of Warrants. As to any final fraction of a share in which the same holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a sum in cash equal to the excess of the market value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company may prescribe) over the proportional part of the exercise price represented by such fractional share.


     10. The holder of this Warrant shall not be entitled, as such, to any of the rights of a stockholder of the Company.

     11. This Warrant is being issued in connection with that certain Amended and Restated Consulting Agreement dated of even date herewith, executed by and between the Company and Connolly.








     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS WARRANT TO BE EXECUTED BY THE PRESIDENT EFFECTIVE AS OF _, 2001.

                                PRO SQUARED, INC.
                                By:

                                Craig  Crawford,  President

                                  PURCHASE FORM

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by said Warrant for, and to purchase thereunder, shares of Common Stock, $0.0001 par value per share, of Pro Squared, Inc. and herewith makes payment of $____________- in cash therefor and requests that the certificates for such shares be issued  in  the  name  of  __________________________________  and  delivered to____________________________________________________________whose address
_______________________________________________________________________
and, if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.


Dated:
Name:
Title:

Address:



Social  Security
or  Tax  I.  D.  No.





or incentive stock option plans. These may be adjusted upward or downward on a pro rata basis dependent on market conditions.




                                        2

                                   EXHIBIT "A"
                                   -----------
                            Description of  Services
                            ------------------------


Timothy J. Connolly will provide strategic advice to Your company until December 31, 2003. Our responsibilities will include recommending experienced public relations, accounting, legal and corporate communications professionals, marketing strategies and other advisory services.